EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ended June 30, 2003 (the "Report"), I, Douglas N. Daft, Chairman, Board of Directors, and Chief Executive Officer of the Company and I, Gary P. Fayard, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)   to my knowledge, the Report fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ Douglas N. Daft
                                         -------------------
                                         Douglas N. Daft
                                         Chairman, Board of Directors, and
                                         Chief Executive Officer
                                         August 13, 2003

                                         /s/ Gary P. Fayard
                                         ------------------
                                         Gary P. Fayard
                                         Executive Vice President and
                                         Chief Financial Officer
                                         August 13, 2003